UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): June 30, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On June 30, 2008, JPMorgan Chase & Co. ("JPMorgan Chase") announced that it had entered into (i) a Preferred Stock Guarantee, dated effective as of June 30, 2008, which is attached as Exhibit 4.1 hereto and incorporated by reference herein (the “Preferred Stock Guarantee”), (ii) a Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc, a direct subsidiary of JPMorgan Chase (“Bear Stearns”), JPMorgan Chase and The Bank of New York, as trustee (to the Indenture, dated as of May 31, 1991, between Bear Stearns and The Bank of New York, as trustee, as amended), which is attached as Exhibit 4.2 hereto and incorporated by reference herein, (iii) a Supplemental Indenture, dated effective as of June 30, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York, as trustee (to the Indenture, dated as of November 14, 2006, between Bear Stearns and The Bank of New York, as trustee), which is attached as Exhibit 4.3 hereto and incorporated by reference herein, (iv) a Third Supplemental Indenture, dated effective as of June 30, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York, as trustee, (to the Indenture, dated as of December 16, 1998, between Bear Stearns and The Bank of New York, as trustee, as amended), which is attached as Exhibit 4.4 hereto and incorporated by reference herein ((ii), (iii) and (iv) collectively referred to as the “Supplemental Indentures”) and (v) a First Amendment, dated as of June 30, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York, as trustee (to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001), which is attached as Exhibit 4.5 hereto and incorporated by reference herein (the “Trust Preferred Guarantee,” and together with the Preferred Stock Guarantee and Supplemental Indentures, the “Guarantees”). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     Pursuant to the Supplemental Indentures, JPMorgan Chase fully and unconditionally guaranteed the timely and complete payment when due, whether by acceleration or otherwise, of all liabilities and obligations of Bear Stearns as issuer of the following securities: (i) BearLink Alerian MLP Select Index ETN (as of May 31, 2008, the aggregate principal amount of these notes was approximately $96.8 million); (ii) Principal Protected Notes Linked to the S&P 500 Index Due October 2008 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $13.4 million); (iii) Principal Protected Notes Linked to the Nasdaq-100 Index Due December 2009 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $12.1 million); (iv) Principal Protected Notes Linked to the S&P 500 Index Due November 2009 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $7.5 million); (v) Principal Protected Notes Linked to the Dow Jones Industrial Average Due March 2011 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $10.0 million); (vi) Medium-Term Notes, Linked to a Basket of Three International Equity Indices Due August 2010 (as of May 31, 2008, the aggregate principal amount of these notes was approximately $21.0 million); and (viii) all other Bear Stearns’ long-term debt issued under an effective registration statement under the Securities Act of 1933, as amended (as of May 31, 2008, the aggregate principal amount of these notes was approximately $19.9 billion).

     Pursuant to the Trust Preferred Guarantee, JPMorgan Chase fully and unconditionally guaranteed the timely and complete payment when due, whether by acceleration or otherwise, of all liabilities and obligations of Bear Stearns in its capacity as guarantor of the preferred securities of Bear Stearns Capital Trust III, a Delaware statutory business trust (as of May 31, 2008, the notional amount of these securities was approximately $262.5 million).

     Pursuant to the Preferred Stock Guarantee, JPMorgan Chase fully and unconditionally guaranteed to each holder of the (a) 6.15% Cumulative Preferred Stock, Series E, par value $1.00 per share, (b) 5.72% Cumulative Preferred Stock, Series F, par value $1.00 per share, (c) 5.49% Cumulative Preferred Stock, Series G, par value $1.00 per share ((a), (b) and (c) collectively referred to as the “Preferred Stock”) the due and punctual payment of (i) any accumulated and unpaid dividends that have been properly declared by the board of directors of Bear Stearns on the Preferred Stock out of funds legally available therefor, (ii) the aggregate of the liquidation amount payable by Bear Stearns upon the Preferred Stock upon a voluntary or involuntary dissolution, winding-up or liquidation of Bear Stearns and (iii) the amount payable by the Bear Stearns on redemption of the Preferred Stock upon shares of Preferred Stock duly called for redemption, as and to the extent applicable (without duplication of amounts theretofore paid by the Bear Stearns) when and as the same shall become due and payable, according to the terms of the Preferred Stock as set forth in the applicable certificate of designations, which sets forth the designation, rights and privileges of the applicable series of Preferred Stock with respect to which the guarantee is granted, regardless of any defense, right of setoff or counterclaim that Bear Stearns may have or assert. As of May 31, 2008, there were

818,113 shares of 6.15% Cumulative Preferred Stock, Series E, par value $1.00 per share issued and outstanding. Each share of Series E Preferred Stock is entitled to receive dividends in the amount of $12.30 per annum and each share is currently redeemable at a price of $200 per share, plus all accrued and unpaid dividends thereon. As of May 31, 2008, there were 428,825 shares of 5.72% Cumulative Preferred Stock, Series F, par value $1.00 per share. Each share of Series E Preferred Stock is entitled to receive dividends in the amount of $11.44 per annum and each share is currently redeemable at a price of $200 per share, plus all accrued and unpaid dividends thereon. As of May 31, 2008, there were 511,169 shares of 5.49% Cumulative Preferred Stock, Series G, par value $1.00. Each share of Series E Preferred Stock is entitled to receive dividends in the amount of $10.98 per annum and each share is redeemable at any time after July 15, 2008, at a price of $200 per share, plus all accrued and unpaid dividends thereon.

     As a result of the Guarantees, pursuant to Rule 3-10 of Regulation S-X and Rule 12h-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Bear Stearns will cease to separately file current and periodic reports with the Securities and Exchange Commission under the Exchange Act. Those guaranteed securities that are listed on the New York Stock Exchange or the American Stock Exchange, as applicable, will continue to be so listed.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description

4.1	Preferred Stock Guarantee, dated effective as of June 30, 2008, executed by JPMorgan Chase & Co.

4.2	Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.3	Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.4	Third Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.5	First Amendment, dated as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee, to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001.

99.1	Press Release, dated June 30, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)
By: /s/ Anthony J. Horan
Name: Anthony J. Horan
Title: Secretary

Dated: June 30, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	Preferred Stock Guarantee, dated effective as of June 30, 2008, executed by JPMorgan Chase & Co.

4.2	Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.3	Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.4	Third Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.5	First Amendment, dated as of June 30, 2008, among The Bear Stearns Companies, JPMorgan Chase & Co. and The Bank of New York, as trustee, to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001.

99.1	Press Release, dated June 30, 2008.